UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2017
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2017, Steven Beeks, the Chief Operating Officer and Co-President of the Motion Picture Group of Lions Gate Entertainment Corp. (the “Company”), announced that he will be leaving his position with the Company effective December 21, 2017 to transition to a consulting role, as he prepares to embark on new entrepreneurial opportunities.

In connection with his transition, Mr. Beeks will enter into a separation and general release agreement with the Company that provides for him to receive a cash severance payment equal to 12 months of his annual base salary, an additional cash bonus of $950,000 in recognition of his long-term service to the Company, a prorated bonus for the Company’s 2018 fiscal year of $592,500, and payment of his health insurance premiums for 24 months following his separation date. In addition, he will be entitled to accelerated vesting of any portion of his outstanding equity awards granted by the Company that is scheduled to vest within 12 months after his separation date. Mr. Beeks and the Company will also enter into an agreement for Mr. Beeks to provide consulting services to the Company through June 30, 2018 for a fee of $20,000 per month. The Company intends to file Mr. Beeks’ agreements as exhibits with its report on Form 10-Q for the current fiscal quarter.

Item 7.01    Regulation FD Disclosure
On December 11, 2017, the Company issued a press release in connection with the announcement of Mr. Beeks’ leaving his position with the Company, as described above. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
The Company is furnishing the information in this Item 7.01 and the related Exhibit 99.1 filed herewith to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. This Item 7.01 will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1) that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	99.1	Press Release dated December 11, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 15, 2017	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By: /s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer